Exhibit 99.1

NTN Buzztime Announces Proposed Reverse Stock Split Ratio
and Anticipated Closing of Merger

Carlsbad, CA, March 23, 2021 /PRNewswire/ — NTN Buzztime, Inc. (NYSE American: NTN) today announced that it plans to effect a one for two reverse stock split of its outstanding shares of common stock immediately prior to the closing of the merger with Brooklyn ImmunoTherapeutics LLC, which is anticipated to occur on March 25, 2021. The shares of common stock of the resulting company is expected to commence trading on March 26, 2021 on the NYSE American under the trading symbol “BTX”.

As previously announced, at special meeting of stockholders of NTN held on March 15, 2021, NTN’s stockholders approved, among other proposals, the issuance of shares of NTN’s common stock to the members of Brooklyn pursuant to the terms of the agreement and plan of merger and reorganization, dated as of August 12, 2020, by and among NTN, BIT Merger Sub, Inc., a wholly owned subsidiary of NTN, and Brooklyn, and the change of control of NTN resulting therefrom, and an amendment to NTN’s certificate of incorporation to effect a reverse stock split of NTN’s common stock, with a range of one new share for every 2 to 10 shares.

About Brooklyn ImmunoTherapeutics LLC

Brooklyn is a late clinical-stage biopharmaceutical company focused on IL-2 cytokine-based therapies in treating patients with cancer. Brooklyn is committed to developing IRX-2, a novel cytokine-based therapy, to treat patients with cancer. IRX-2 active constituents, namely IL-2 and other key cytokines, are postulated to signal, enhance and restore immune function suppressed by the tumor, thus enabling the immune system to attack cancer cells. For more information about the company and its clinical programs, please visit www.Brooklynitx.com.

About NTN Buzztime:

NTN Buzztime (NYSE American: NTN) delivers interactive entertainment and innovative technology that helps its customers acquire, engage and retain its patrons. Most frequently used in bars and restaurants in North America, the Buzztime tablets, mobile app and technology offer engaging solutions to establishments that have guests who experience dwell time, such as casinos, senior living, and more. Casual dining venues license Buzztime’s customizable solution to differentiate themselves via competitive fun by offering guests trivia, card, sports and arcade games. Buzztime’s platform creates connections among the players and venues and amplifies guests’ positive experiences. Buzztime’s in-venue TV network creates one of the largest digital out of home ad audiences in the US and Canada. Buzztime hardware solutions leverages the company’s experience manufacturing durable tablets and charging systems, enabling a diverse group of businesses including corrections, point-of-sale and loyalty with product implementation. Buzztime games have also been recently licensed by other businesses serving other markets. For more information, please visit http://www.buzztime.com or follow us on Facebook or Twitter@buzztime.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that are not statements of historical fact and may be identified by terminology such as “expect,” “intend,” “plan,” “believe,” “anticipate,” “may,” “will,” “would,” “should,” “could,” “contemplate,” “estimate,” “predict,” “potential” or “continue,” or the negative of these terms or other similar words. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those stated or implied in any forward-looking statement as a result of various factors, including, but not limited to: (i) risks that the conditions to the closing of the proposed merger will not be satisfied; (ii) uncertainties as to the timing of the consummation of the proposed merger; (iii) risks related to NTN’s and Brooklyn’s ability to manage their respective operating expenses and expenses associated with the proposed merger and asset sale, as applicable, pending closing of the merger; (iv) the risk that, as a result of adjustments to the exchange ratio, NTN stockholders and Brooklyn members could own more or less of the combined company than is currently anticipated; (v) NTN’s continued listing on the NYSE American; (vi) uncertainties related to the impact of the COVID-19 pandemic on the business and financial condition of NTN, Brooklyn and the combined company and the ability of NTN and Brooklyn to consummate the merger and NTN and eGames.com to consummate the asset sale; (vii) NTN’s ability to continue to operate as a going concern if the proposed merger or asset sale are not consummated in a timely manner, or at all; (viii) Brooklyn’s need for, and the availability of, substantial capital in the future to fund its operations and research and development activities; (ix) Brooklyn’s ability to successfully progress research and development efforts after the merger, including its manufacturing development efforts, and to create effective, commercially-viable products; (x) the success of Brooklyn’s product candidates in completing pre-clinical or clinical testing and being granted regulatory approval to be commercialized in the United States or elsewhere; (xi) the outcome of any legal proceedings that have been instituted against NTN, Brooklyn, eGames.com or others related to the merger agreement or the asset purchase agreement, as applicable; (xii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of either or both of those agreements; (xiii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger or asset sale; and (xiv) those risks and uncertainties discussed in NTN’s reports filed with the SEC. You should not rely upon forward-looking statements as predictions of future events. NTN cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication speak only as of the date on which they were made. NTN does not undertake any obligation to update the forward-looking statements contained herein to reflect events that occur or circumstances that exist after the date hereof, except as may be required by applicable law or regulation.

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